UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2005

AGL RESOURCES INC.
(Exact name of registrant as specified in its charter)

Georgia	1-14174	58-2210952
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Ten Peachtree Place NE, Atlanta, Georgia 30309
(Address and zip code of principal executive offices)

404-584-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:
This Form 8-K/A is filed by AGL Resources Inc. to replace in its entirety the Form 8-K that was filed with the Securities and Exchange Commission on July 29, 2005, which inadvertently omitted Item 9.01 and the signature page.

 Item 7.01  Regulation FD Disclosure

On July 29, 2005 at 10:30 a.m. (EST) AGL Resources Inc. plans to hold its second quarter 2005 earnings conference call. The Company is filing this Form 8-K to provide selected discussion of financial results as of June 30, 2005.

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description

99.1	AGL Resources’ Press Release announcing financial results and other information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AGL RESOURCES INC.
(Registrant)
Date: August 1, 2005	/s/ Richard T. O’Brien
Executive Vice President and Chief Financial Officer